Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Apellis Pharmaceuticals, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Cedric Francois, the Chief Executive Officer and President of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 24, 2026	By:	/s/ Cedric Francois
Cedric Francois
Chief Executive Officer and President